                                 SCHEDULE 14(A)
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-12

                            FORRESTER RESEARCH, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            FORRESTER RESEARCH, INC.
                             400 TECHNOLOGY SQUARE
                         CAMBRIDGE, MASSACHUSETTS 02139

GEORGE F. COLONY
CHAIRMAN OF THE BOARD
AND CHIEF EXECUTIVE OFFICER

                                                                   April 9, 2004

To Our Stockholders:

     You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Forrester Research, Inc., which will be held on Tuesday, May 11, 2004, at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts at 10:00 a.m. (local time).

     On the following pages, you will find the formal notice of the Annual Meeting and our proxy statement. When you have finished reading the proxy statement, please promptly mark, sign, date, and return the enclosed proxy card to ensure that your shares will be represented.

     We hope that many of you will be able to attend in person. I look forward to seeing you there.

                                          Sincerely yours,

                                          /s/ George F. Colony

                                          GEORGE F. COLONY
                                          Chairman of the Board
                                          and Chief Executive Officer

                            FORRESTER RESEARCH, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of Forrester Research, Inc. will be held at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts at 10:00 a.m. (local time) on Tuesday, May 11, 2004 for the following purposes:

     1. To elect two Class II directors to serve until the 2007 Annual Meeting of Stockholders;

     2. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Stockholders of record at the close of business on April 1, 2004 are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be open to examination by stockholders at the meeting and during normal business hours from April 30, 2004 to the date of the meeting at our offices, located at 400 Technology Square, Cambridge, Massachusetts 02139.

     If you are unable to be present personally, please sign and date the enclosed proxy and return it promptly in the enclosed envelope.

                                          By Order of the Board of Directors

                                          GAIL S. MANN, ESQ.
                                          Secretary

Cambridge, Massachusetts
April 9, 2004

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE WHETHER OR
                 NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                            FORRESTER RESEARCH, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 2004
                                PROXY STATEMENT

     The Board of Directors of Forrester Research, Inc., a Delaware corporation, is soliciting the enclosed proxy card from our stockholders. The proxy will be used at our 2004 Annual Meeting of Stockholders and at any adjournments thereof. You are invited to attend the meeting to be held at 10:00 a.m. (local time) on Tuesday, May 11, 2004 at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts. This proxy statement was first mailed to stockholders on or about April 9, 2004.

     This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposal upon which you are being asked to vote, provides information that you may find useful in determining how to vote and describes voting procedures.

     We use several abbreviations in this proxy statement. We call our Board of Directors the "Board" and refer to our fiscal year which began on January 1, 2003 and ended on December 31, 2003 as "fiscal 2003."

WHO MAY ATTEND AND VOTE?

     Stockholders who owned our common stock at the close of business on April 1, 2004 are entitled to notice of and to vote at the annual meeting. We refer to this date in this proxy statement as the "record date." As of the record date, we had 22,039,924 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter to come before the meeting.

HOW DO I VOTE?

     If you are a stockholder of record of our common stock, you may vote:

     - In person. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you at the meeting.

     - By Mail. If you choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope provided.

     By signing and returning the proxy card according to the enclosed instructions, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting. Your shares will be voted as you direct on the proxy card. If a proxy card is signed and received by our Secretary, but no instructions are indicated, then the proxy will be voted "FOR" the election of the nominees for director.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

     The Boards recommends that you vote FOR:

     - the election of the nominees for Class II directors identified in Proposal One.

If you submit the proxy card but do not indicate your voting instructions, the persons named as proxies on your proxy card will vote in accordance with the recommendations of the Board of Directors.

WHAT VOTE IS REQUIRED FOR EACH PROPOSAL?

     A majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to any proposal. The nominees for election of the Class II directors at the meeting who receive the greatest number of votes properly cast for the election of directors will be elected. As a result, shares that withhold authority as to the nominees recommended by the Board will have no effect on the outcome. Brokers who hold shares for customers will have discretion to vote their shares without instructions from the beneficial owner, and thus, there will be no broker non-votes.

CAN I VOTE IF MY SHARES ARE HELD IN STREET NAME?

     If you hold shares in "street name" (that is, through a bank, broker, or other nominee), the bank, broker, or other nominee will provide you with separate voting instructions on the form you receive from them. If you hold shares in "street name" and would like to attend the annual meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of our common stock as of the close of business on the record date. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy card from that person and bring it to the annual meeting.

MAY I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. You may revoke a proxy any time before it is voted by:

     - returning to us a newly signed proxy card bearing a later date;

     - delivering a written instrument to our Secretary revoking the proxy card; or

     - if you are the shareholder of record, attending the annual meeting and voting in person.

WHO WILL BEAR THE COST OF PROXY SOLICITATION?

     We will bear the expense of soliciting proxies. Our officers and regular employees (who will receive no compensation in addition to their regular salaries) may solicit proxies. In addition to soliciting proxies through the mail, our officers and regular employees may solicit proxies personally, as well as by mail, telephone, and telegram from brokerage houses and other stockholders. We will reimburse brokers and other persons for reasonable charges and expenses incurred in forwarding soliciting materials to their clients.

HOW CAN I OBTAIN AN ANNUAL REPORT ON FORM 10-K?

     Our annual report is available on our website at www.forrester.com. If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, we will send you one without charge. Please contact the Director, Investor Relations, Forrester Research, Inc., 400 Technology Square, Cambridge, MA 02139, Tel: (617) 613-6234.

                                 PROPOSAL ONE:

                             ELECTION OF DIRECTORS

     Our Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. Henk W. Broeders and George R. Hornig are the Class II directors whose terms expire at this annual meeting. The Board of Directors has nominated them to serve as Class II directors until the 2007 annual meeting.

     The proxies intend to vote each share for which a proper proxy card has been returned and not revoked in favor of the Class III director named above. If you wish to withhold the authority to vote for the election of either of the nominees, your returned proxy card must be marked to that effect.

     It is expected that Messrs. Broeders and Hornig will be able to serve, but if either of them is unable to serve, the proxies reserve discretion to vote, or refrain from voting, for a substitute nominee or nominees.

             NOMINEES FOR CLASS II DIRECTORS -- TERM EXPIRING 2007

     Henk W. Broeders, age 51, a Class II director, became a director of Forrester in May 1998. Since October 2003, Mr. Broeders has been a member of the Executive Committee of Cap Gemini S.A., a global management consulting firm headquartered in Paris, France operating under the name Cap Gemini Ernst & Young. From 1998 to 2003, Mr. Broeders served as Chairman of the Executive Board of Cap Gemini N.V., a subsidiary of Cap Gemini S.A. located in the Netherlands. From 1992 to 1998, Mr. Broeders served as a general manager of IQUIP Informatica B.V., a software company in the Netherlands.

     George R. Hornig, age 49, a Class II director, became a director of Forrester in November 1996. Mr. Hornig has been a managing director and chief operating officer of the Private Equity Division at Credit Suisse First Boston, an investment banking firm, since 1999. He was an executive vice president of Deutsche Bank Americas Holding Corporation, a diversified financial services holding company, from 1993 to 1998. He is also director of Unity Mutual Life Insurance Company, Pacific Fiber Company, L.P., Office Tiger LLC, and Ascent Assurance, Inc.

      OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF
                           THE NOMINEES NAMED ABOVE.

               CLASS I DIRECTORS CONTINUING IN OFFICE UNTIL 2005

     George F. Colony, age 50, a Class I director, is the founder of Forrester and since 1983, he has served as Chairman of the Board and Chief Executive Officer. He also has served as Forrester's President since September 2001, and he previously was Forrester's President from 1983 to 2000.

     Michael H. Welles, age 49, a Class I director, became a director of Forrester in November 1996. Mr. Welles is chief operating officer and founder of S2 Security Corporation, an IP-based facility security systems start-up. He previously served as vice president and general manager of the platforms business with NMS Communications, an OEM infrastructure supplier to the telecom industry, from 2000 to 2002, vice president of news operations and engineering for Individual.com, NewsEdge Corporation, and Individual, Inc., a group of news solutions companies, from 1997 to 2000, and before that, as a general manager at Lotus Development Corporation, a software company, from 1991 to 1997.

               CLASS III DIRECTOR CONTINUING IN OFFICE UNTIL 2006

     Robert M. Galford, age 51, a Class III director, became a director of Forrester in November 1996. Mr. Galford has been a managing partner of the Center for Executive Development, an executive education provider, in Boston, since April 2001. From 1999 to 2001, he was the executive vice president and chief people officer at Digitas, Inc., a technology and marketing services firm. From 1994 to 1999, he consulted to professional services firms and taught in the Executive Programs at the Kellogg School of Management at Northwestern University and Columbia University's Graduate School of Business. Before joining Columbia's Executive Programs, he taught at Boston University from 1993 to 1994. Prior to his work in executive education, Mr. Galford was vice president of the MAC Group, and its successor firm, Gemini Consulting, both of which are management consulting firms, from 1991 to 1994.

CORPORATE GOVERNANCE

     We believe that good corporate governance is important to ensure that Forrester is managed for the long-term benefit of its stockholders. Based on our continuing review of the provisions of the Sarbanes-Oxley Act of 2002, rules of the Securities and Exchange Commission and the listing standards of The NASDAQ Stock Market, Inc., our Board of Directors has adopted Corporate Governance Guidelines, an amended and restated charter for the Audit Committee of the Board of Directors, and a new charter for the Compensation Committee of the Board, to which additional responsibilities have been delegated and which has been renamed the Compensation and Nominating Committee. We have also adopted a written code of business conduct and ethics that applies to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. You can access our Code of Business Conduct and Ethics, Corporate Governance Guidelines and our current committee charters on our website, at www.forrester.com.

INFORMATION WITH RESPECT TO BOARD OF DIRECTORS

  BOARD MEETINGS AND COMMITTEES

     Our Board of Directors has determined that each of the directors, with the exception of Mr. Colony, our Chairman and Chief Executive Officer, is independent under applicable NASDAQ standards as currently in effect.

     Our Board of Directors held eight meetings during fiscal 2003. Each director attended at least 75 percent of the aggregate of the meetings of the Board of Directors and of each committee of which he is a member. Forrester does not require directors to attend the annual meeting of stockholders, but all directors are encouraged to do so. Other than Mr. Colony who presided at the meeting, our directors did not attend the 2003 annual meeting of stockholders. The Board of Directors currently has two standing committees, the Audit Committee and the Compensation and Nominating Committee.

     Our Audit Committee consists of three members: George R. Hornig, Chairman, Henk W. Broeders, and Michael H. Welles, each of whom is "independent" under NASDAQ rules. The Board has determined that Mr. Hornig is an "audit committee financial expert" under applicable rules of the Securities and Exchange Commission, and satisfies the financial literacy standards of NASDAQ. The Audit Committee held five meetings during fiscal 2003. The Board of Directors has adopted an amended and restated charter with respect to the Audit Committee's roles and responsibilities. The responsibilities of our Audit Committee and its activities during fiscal 2003 are described in the committee's amended and restated charter attached to this proxy statement as Exhibit A and in the Report of the Audit Committee contained in this proxy statement at page A-1.

     Our Compensation and Nominating Committee consists of two members: Robert
M. Galford and Michael H. Welles, each of whom is "independent" under NASDAQ rules. The Compensation Committee held one meeting during fiscal 2003. The Compensation and Nominating Committee has authority, as specified in the committee's charter, to, among other things, evaluate, and approve the compensation of, our Chief Executive Officer, review and approve the compensation of our other executive officers, administer our stock plans, and oversee the development of executive succession plans for the CEO and other executive officers. The committee also has the authority to identify and recommend to the Board qualified candidates for director. See the "Report of the Compensation and Nominating Committee of the Board of Directors" on page 10 for more information about the committee's activities with respect to executive compensation.

  DIRECTOR CANDIDATES

     As noted above, the Compensation and Nominating Committee has responsibility for recommending nominees for election as directors of Forrester. Our Stockholders may recommend individuals for this committee to consider as potential director candidates by submitting their names and background to the "Forrester Research Compensation and Nominating Committee", c/o Chief Legal Officer and Secretary, 400 Technology Square, Cambridge, MA 02139. The Compensation and Nominating Committee will consider a recommended candidate for the next annual meeting of stockholders only if biographical information and background material is provided no later than the date specified below under "Stockholder Proposals" for receipt of stockholder proposals.

     The process that the Compensation and Nominating Committee will follow to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of the Compensation and Nominating Committee. Assuming that biographical and background material is provided for candidates recommended by the stockholders, the Compensation and Nominating Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

     In considering whether to recommend any candidate for inclusion in the Board's slate of recommended director nominees, including candidates recommended by stockholders, the Compensation and Nominating Committee will apply the criteria set forth in the committee's charter and in the Corporate Governance Guidelines. These criteria include, among others, the candidate's integrity, experience, commitment, diligence, conflicts of interest, and the ability to act in the interests of all stockholders. The Compensation and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge, and abilities that will allow the Board to fulfill its responsibilities.

     In addition, our bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, in addition to providing certain information about the nominee and the nominating stockholder, the stockholder must give timely notice to Forrester, which, in general, requires that the notice be received by us no less than 60 nor more than 90 days prior to the applicable annual meeting of stockholders. In accordance with our by-laws, the 2005 Annual Meeting will be held on May 10, 2005.

  COMMUNICATIONS FROM STOCKHOLDERS

     The Board will give appropriate attention to communications on issues that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters, the Compensation and Nominating Committee will, with the assistance of the Chief Legal Officer,
(1) be primarily responsible for monitoring communications from stockholders and
(2) provide copies of summaries of such communications to the other directors as he or she considers appropriate.

     Stockholders who wish to send communications on any topic to the Board should address such communications to the Forrester Research Compensation and Nominating Committee, c/o Chief Legal Officer and Secretary, Forrester Research, Inc., 400 Technology Square, Cambridge, MA 02139.

  COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation and Nominating Committee consists of Messrs. Galford and Welles, neither of whom is or has been an executive officer or employee of Forrester. None of our executive officers serves as a member of the compensation committee (or of any committee performing an equivalent function, or if none, the board of directors,) of any entity in which any of our directors serves as an executive officer.

 DIRECTOR COMPENSATION

     CASH COMPENSATION

     Prior to 2004, our directors did not receive any cash compensation for their service as directors. Members of our Board of Directors are reimbursed for their expenses incurred in connection with attending any meeting. Commencing in January 2004, our non-employee directors receive an annual retainer of $10,000, payable quarterly in arrears, and members of the Audit Committee receive $1,500 for each meeting they attend, with the Chairman of the Audit Committee receiving an additional $5,000 per year.

     AMENDED AND RESTATED 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

     Under the Amended and Restated 1996 Stock Option Plan for Non-Employee Directors, following each annual meeting of stockholders, each non-employee director receives an option to purchase 12,500 shares of our common stock at an exercise price equal to the fair market value on that date. These options vest in four equal annual installments. After last year's annual meeting, our four non-employee directors received an option to purchase 12,500 shares of our common stock at an exercise price of $18.75 per share. Each newly elected, non-employee director will receive an option to purchase 6,000 shares of our common stock at an exercise price equal to the fair market value on the date he or she is first elected as a director. These options also vest in four equal annual installments.

     The Compensation and Nominating Committee of the Board of Directors also has the authority under the plan to grant stock options to non-employee directors in such amounts and on such terms as it shall determine at the time of grant. No such awards have been made.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table and notes provide information about the beneficial ownership of our outstanding common stock as of March 29, 2004 by:

          (i) each person who we know beneficially owns more than 5% of our common stock;

          (ii) each of the executive officers named below in the Summary Compensation Table;

          (iii) each member of our Board of Directors; and

          (iv) our directors and executive officers as a group.

     Except as otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to the shares of our common stock beneficially owned.

                                                                      COMMON STOCK
                                                                   BENEFICIALLY OWNED
                                                              ----------------------------
                                                                 SHARES      PERCENTAGE OF
                                                              BENEFICIALLY    OUTSTANDING
NAME OF BENEFICIAL OWNER                                        OWNED(1)        SHARES
------------------------                                      ------------   -------------
George F. Colony, c/o Forrester Research, Inc.,.............   8,001,166         36.3%
  400 Technology Square,
  Cambridge, MA, 02139(2)
Dalton, Greiner, Hartman, Maher & Co(3).....................   1,606,100          7.3%
  565 Fifth Avenue, Suite 2101
  New York, NY 10017
Royce & Associates, LLC(4)..................................   1,249,300          5.7%
  1414 Avenue of the Americas
  New York, NY 10019
Neil Bradford(5)............................................     148,332            *
Richard Belanger(6).........................................      66,918            *
Brian E. Kardon(7)..........................................       8,750            *
Timothy M. Riley(8).........................................      63,140            *
Robert M. Galford(9)........................................      45,150            *
Henk W. Broeders(10)........................................      36,584            *
George R. Hornig(11)........................................      33,917            *
Michael H. Welles(12).......................................      63,250            *
Directors and executive officers as a group (14
  persons)(13)..............................................   8,611,960         38.1%

---------------

 (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and, unless otherwise indicated, includes sole voting and/or investment power with respect to the shares. In calculating the percentage of Forrester's common stock beneficially owned by each person, group, or entity listed, the number of shares deemed outstanding consists of shares actually outstanding as of March 29, 2004, plus, for that person, group, or entity only, any shares subject to stock options that were exercisable on, or within 60 days after, March 29, 2004. Shares subject to options currently exercisable or exercisable within 60 days of March 29, 2004 are included as beneficially owned.

 (2) Includes (a) 1,446 shares issuable on the exercise of options currently exercisable or exercisable within 60 days, (b) 1,580 shares held by Mr. Colony's wife as to which Mr. Colony disclaims beneficial ownership, and
     (c) 70,500 shares that are subject to options Mr. Colony granted to one employee.

 (3) Beneficial ownership as of December 31, 2003, as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. Beneficial owner has sole voting power with respect to 1,349,200 shares.

 (4) Beneficial ownership as of December 31, 2003, as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 2, 2004.

 (5) Includes 86,666 shares issuable on the exercise of options.

 (6) Includes 66,918 shares issuable on the exercise of options.

 (7) Includes 8,750 shares issuable on the exercise of options.

 (8) Includes 63,140 shares issuable on the exercise of options.

 (9) Includes 2,400 shares held in trust for Mr. Galford's children as to which Mr. Galford disclaims beneficial ownership and 42,750 shares issuable on the exercise of options.

 (10) Includes 36,584 shares issuable on the exercise of options.

(11) Includes 33,917 shares issuable on the exercise of options.

(12) Includes 63,250 shares issuable on the exercise of options.

(13) Includes 548,174 shares issuable on the exercise of options.

  *  Less than 1%.

                             EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table shows the compensation paid or awarded during fiscal 2003 to our Chief Executive Officer and each of our four most highly compensated executives officers as of December 31, 2003. We refer to these officers as the "named executive officers".

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG-TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                             ANNUAL COMPENSATION(1)     SECURITIES
                                                             -----------------------    UNDERLYING
NAME AND PRINCIPAL POSITION                           YEAR     SALARY       BONUS        OPTIONS
---------------------------                           ----   ----------   ----------   ------------
George F. Colony....................................  2003    $250,000     $160,333           --
  Chairman of the Board and                           2002    $241,667     $ 82,614           --
  Chief Executive Officer                             2001    $250,000     $ 77,500          100

Neil Bradford.......................................  2003    $208,333     $111,291       58,000
  President, North America                            2002    $200,000     $ 40,850       25,000
                                                      2001    $151,338     $ 17,850          100

Richard Belanger....................................  2003    $208,600     $104,173       21,000
  Chief Technology Officer                            2002    $203,000     $ 46,609       20,000
                                                      2001    $210,000     $ 34,099          100

Brian E. Kardon.....................................  2003    $202,000     $112,970       41,000
  Chief Marketing and Strategy Officer                2002         N/A          N/A          N/A
                                                      2001         N/A          N/A          N/A

Timothy M. Riley....................................  2003    $212,100     $105,164       26,000
  Chief People Officer                                2002    $206,500     $ 46,784       20,000
                                                      2001    $210,000     $ 35,018          100

---------------

(1) No named executive officer received perquisites or other personal benefits in excess of the lesser of $50,000 or 10% of his salary and bonus.

OPTIONS GRANTED AND OPTIONS EXERCISED IN THE LAST FISCAL YEAR

     The following tables set forth certain information about stock options granted to and held by the named executive officers during fiscal 2003. None of the named executive officers exercised any options in fiscal 2003.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL
                                                                                   REALIZABLE VALUE
                                            % OF TOTAL                              AT ANNUAL RATES
                               NUMBER OF     OPTIONS                                OF STOCK PRICE
                              SECURITIES    GRANTED TO                             APPRECIATION FOR
                              UNDERLYING    EMPLOYEES    EXERCISE                   OPTION TERM(3)
                                OPTIONS     IN FISCAL      PRICE     EXPIRATION   -------------------
NAME                          GRANTED (#)      YEAR      ($/SHARE)      DATE       5% ($)    10% ($)
----                          -----------   ----------   ---------   ----------   --------   --------
George F. Colony............        --          --            --            --          --         --
Richard Belanger............    15,000(1)     1.0%        $14.73      03/30/13    $138,906   $351,988
                                 6,000(2)        *        $13.94      09/30/13    $ 52,583   $133,244
Neil Bradford...............    30,000(1)     2.1%        $14.73      03/30/13    $277,812   $703,976
                                20,000(1)     1.4%        $14.94      09/11/13    $187,686   $475,749
                                 8,000(2)        *        $13.94      09/30/13    $ 70,110   $177,659
Brian E. Kardon.............    35,000(1)     2.4%        $15.54      01/05/13    $341,771   $866,383
                                 6,000(2)        *        $13.94      09/30/13    $ 52,583   $133,244
Timothy M. Riley............    20,000(1)     1.4%        $14.73      03/30/13    $185,208   $469,317
                                 6,000(2)        *        $13.94      09/30/13    $ 52,583   $133,244

---------------

 *  Less than 1%

(1) The exercise price of the options granted is equal to the fair market value of our common stock on the date of grant. Pursuant to the terms set forth in the option certificate, the option becomes exercisable in four equal installments on the first, second, third, and fourth anniversaries from the date of grant. All options expire approximately 10 years from the date of grant.

(2) The exercise price of the options is equal to the fair market value of our common stock on the date of grant. Pursuant to the terms set forth in the option certificate, the option becomes 100% exercisable on the first anniversary from the date of grant. All options expire approximately 10 years from the date of grant.

(3) The amounts shown on this table represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the holder's continued employment through the option period, and the date on which the options are exercised.

                    AGGREGATED OPTION EXERCISES IN 2003 AND
                         FISCAL YEAR-END OPTION VALUES

                                                              FISCAL YEAR-END OPTION VALUES
                                                ---------------------------------------------------------
                                                   NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                  UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                                     OPTIONS AT FISCAL                 AT FISCAL
                                                       YEAR-END (#):               YEAR-END ($)(1):
                                                ---------------------------   ---------------------------
NAME                                            EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                                            -----------   -------------   -----------   -------------
George F. Colony..............................      1,446           800        $  7,071             --
Neil Bradford.................................     72,916        77,050        $  9,188       $204,843
Richard Belanger..............................     58,168        46,800        $227,540       $150,810
Brian E. Kardon...............................         --        41,000              --       $100,210
Timothy M. Riley..............................     53,140        51,800        $268,539       $165,910

---------------

(1) Based upon the market price of $17.75 per share, which was the closing price per share of our common stock on the Nasdaq National Market on the last trading day of fiscal 2003 less the option exercise price per share.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003, the last day of fiscal 2003, about our equity compensation plans that were in effect during fiscal 2003.

                                                                                    NUMBER OF SECURITIES
                                       NUMBER OF SECURITIES   WEIGHTED-AVERAGE     REMAINING AVAILABLE FOR
                                        TO BE ISSUED UPON     EXERCISE PRICE OF     FUTURE ISSUANCE UNDER
                                           EXERCISE OF           OUTSTANDING      EQUITY COMPENSATION PLANS
                                       OUTSTANDING OPTIONS,   OPTIONS, WARRANTS     (EXCLUDING SECURITIES
                                       WARRANTS AND RIGHTS       AND RIGHTS       REFLECTED IN COLUMN (A))
                                       --------------------   -----------------   -------------------------
PLAN CATEGORY                                  (A)                   (B)                     (C)
-------------                          --------------------   -----------------   -------------------------
Equity compensation plans approved by
  shareholders(1)....................       4,847,000              $19.30                 3,507,837(2)
                                            ---------              ------                 ---------
Total................................       4,847,000              $19.30                 3,507,837
                                            ---------              ------                 ---------

---------------

(1) The approved plans are Forrester's 1996 Amended and Restated Equity Incentive Plan (the "1996 Plan"), 1996 Amended and Restated Stock Option Plan for Non-Employee Directors, and 1996 Employee Stock Purchase Plan, as amended. We do not have any equity compensation plans that have not been approved by our shareholders.

(2) Of these shares available for issuance, all those available under the 1996 Plan may be issued as restricted stock. We have never awarded any shares of restricted stock under the 1996 Plan.

REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation and Nominating Committee is responsible, among other things, for reviewing the compensation of Forrester's directors, the chief executive officer and other executive officers, and administering Forrester's stock plans. The members of the committee are Messrs. Galford and Welles, both of whom are independent directors under the applicable standards of the NASDAQ Stock Market, and neither of whom is or ever has been an executive officer or employee of Forrester.

     Forrester's culture emphasizes certain key values -- including client service, quality, and creativity -- that it believes are critical to its continued growth. To encourage achievement of these key values, Forrester places great emphasis on individual excellence, and employees at all levels, as well as executive officers, are encouraged to take initiative and lead individual projects that enhance Forrester's effectiveness. Forrester's compensation philosophy bases cash compensation on individual achievement, teamwork, and Forrester's short-term performance. This philosophy aligns employees' incentives with Forrester's objective of enhancing stockholder value over the long term through long-term incentives, principally stock options. Compensation must also be competitive with other companies in the industry so that Forrester can continue to attract, retain, and motivate key employees who are critical to the long-term success of Forrester.

     Compensation for Forrester's executive officers in 2003 consisted of three principal components: base salary, cash bonuses, and stock options.

     Base Salary. Base salaries of executive officers were determined by evaluating the responsibilities of the position, the experience and performance of the individual, and formal and informal industry comparisons.

     Cash Bonuses. Cash bonuses were determined based upon performance against individual and team goals and are funded based on Forrester's overall performance against key business objectives.

     Stock Options. The principal equity component of executive compensation is stock options granted under Forrester's equity incentive plan. Stock options generally will be granted when an executive joins Forrester, with additional options granted from time to time for promotions and performance. The Compensation and Nominating Committee believes that stock option participation helps to motivate and retain executives and also aligns management's incentives with long-term stock price appreciation. In determining the size of awards for 2003, the Compensation and Nominating Committee considered formal and informal surveys of businesses like Forrester, that rely heavily on the quality of their analysts, and that recognize that equity compensation is a key retention incentive.

     Mr. Colony's compensation package in 2003 as Chief Executive Officer consisted of base salary, cash bonus, and the same executive and employee benefit programs as those in which other executives participate. In deciding the size of his cash bonus, the committee considered Forrester's performance, including revenues, operating income, bookings, and agreement value, although no single factor was more important than any other in determining Mr. Colony's cash bonus or overall compensation. Given Mr. Colony's significant ownership of Forrester common stock, the committee did not grant stock options to Mr. Colony in 2003.

     Section 162(m) of the Internal Revenue Code limits the deductibility of compensation paid to certain executive officers in excess of $1 million unless the compensation is performance based. To the extent consistent with its performance goals, it is Forrester's policy to structure compensation arrangements with its executive officers to preserve the deductibility of that compensation in light of Section 162(m).

                                          Robert M. Galford
                                          Michael H. Welles

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Board of Directors has appointed an Audit Committee composed of three non-employee directors: Messrs. Hornig (Chairman), Welles, and Broeders. Each of the members of the Audit Committee is "independent" as defined under the NASDAQ Stock Market listing standards. The Board has determined that Mr. Hornig is an "audit committee financial expert" under applicable rules of the Securities and Exchange Commission, and satisfies the NASDAQ financial literacy standards.

     The Audit Committee is responsible for providing independent oversight of Forrester's accounting functions and internal controls. The Audit Committee oversees Forrester's financial reporting process on behalf of the Board of Directors, reviews financial disclosures, and meets privately, outside of the presence of management, with the independent auditors. The Audit Committee also selects and appoints the independent auditors, reviews the performance of the independent auditors, and reviews the independent auditors' fees. The Audit Committee operates under a written charter adopted by the Board of Directors that is attached as Exhibit A to this proxy statement.

     In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed Forrester's audited financial statements for the fiscal year ended December 31, 2003 with Forrester's management and with Deloitte & Touche LLP, Forrester's independent auditors. The Audit Committee also discussed with Deloitte & Touche LLP the matters required by Statement of Auditing Standards No. 61, as amended (Communications with Audit Committees). This included a discussion of the independent auditors' judgments as to the quality, not just the acceptability, of Forrester's accounting principles, and such other matters that generally accepted auditing standards require to be discussed with the Audit Committee. The Audit Committee also received the written disclosures and letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee discussed the independence of Deloitte & Touche LLP with that firm.

     Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the inclusion of the audited financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE OF THE
                                          BOARD OF DIRECTORS

                                          George R. Hornig, Chairman
                                          Michael H. Welles
                                          Henk W. Broeders

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on our common stock to the cumulative total return on the NASDAQ Stock Market Index of U.S. Companies and the Russell 2000 index for the period commencing December 31, 1998 and ending on December 31, 2003. The chart data assumes in each case that $100 was invested on December 31, 1998 and that all dividends were reinvested. The stock performance graph is not necessarily indicative of future stock performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURNS

[STOCK PERFORMANCE GRAPH]

--------------------------------------------------------------------------------------
                       12/31/98   12/31/99   12/29/00   12/31/01   12/31/02   12/31/03
--------------------------------------------------------------------------------------
 Forrester
   Research.........   $100.00    $157.43    $228.86    $ 92.07     $71.18    $ 81.14
 Nasdaq Stock Market
   (US Companies)...   $100.00    $185.43    $111.83    $ 88.76     $61.37    $ 91.75
 Russell 2000.......   $100.00    $119.62    $114.59    $115.77     $90.79    $134.35

                               OTHER INFORMATION

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% beneficial stockholders are required by SEC regulation to furnish to us copies of all Forms 3, 4 and 5 they file. Based solely on our review of copies of such forms which we received, we believe that all of our officers, directors, and greater than 10% beneficial owners complied on a timely basis with all filing requirements with respect to transactions during fiscal 2003, except for three gifts made in June 2003 by Mr. Colony totaling 9,700 shares which were reported late.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Indemnification Agreement with Mr. Colony. At the time of our initial public offering, we entered into an indemnification agreement with Mr. Colony relating to each party's respective tax liabilities. Mr. Colony will continue to be liable for personal income taxes on our income for all periods prior to the time we ceased to be an S corporation (at the closing of the offering). The agreement generally provides that we will indemnify

Mr. Colony for any increase in his taxes (including interest and penalties) resulting from adjustments initiated by taxing authorities and from payments made to Mr. Colony under the agreement, and Mr. Colony will pay us an amount equal to any reduction in his tax liability resulting from adjustments initiated by taxing authorities. The agreement also provides that if we are determined to have been a C corporation for tax purposes at any time we reported our income as a S corporation, Mr. Colony will make a capital contribution to us in an amount necessary to hold us harmless from any taxes and interest arising from such determination up to the amount of distributions made by us to Mr. Colony prior to the termination of our S corporation election less any taxes and interest attributable to such distributions.

     Registration Rights and Non-Competition Agreement. At the time of our initial public offering, we entered into a registration rights and non-competition agreement with Mr. Colony which provides that if Mr. Colony's employment with us is terminated he will not compete with us for the one year period after the date of such termination. The agreement also provides that in the event we propose to file a registration statement under the Securities Act of 1933, as amended, with respect to an offering by us for our own account or the account of another person, or both, Mr. Colony shall be entitled to include shares held by him in such a registration, subject to the right of the managing underwriter of any such offering to exclude some or all of such shares from such registration if and to the extent the inclusion of the shares would adversely affect the marketing of the shares to be sold by us. The agreement also provides that Mr. Colony may require us to register shares under the Securities Act with a fair market value of at least $5 million, except that we are not required to effect such registration more than twice or at certain times described in the agreement. The agreement also provides that we will pay all expenses incurred in connection with such registration.

                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP ("Deloitte") audited our financial statements for the fiscal year ended December 31, 2003. We expect that representatives of Deloitte will attend the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

REPLACEMENT OF DELOITTE & TOUCHE LLP

     On April 7, 2004, our Audit Committee dismissed Deloitte as our independent auditor. On that date, our Audit Committee selected BDO Seidman, LLP as its independent auditor for the current fiscal year ended December 31, 2004. Both decisions were approved by our Audit Committee.

     Deloitte's reports on Forrester's consolidated financial statements for each of the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte's reports contained explanatory paragraphs relating to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and the application of procedures relating to certain disclosures of financial statement amounts related to the 2001 financial statements that were audited by other auditors who have ceased operations. During the years ended December 31, 2003 and December 31, 2002, and through April 7, 2004, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Forrester's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Forrester provided Deloitte with a copy of the foregoing disclosures and Deloitte provided a letter to the Securities and Exchange Commission dated April 9, 2004 agreeing with such disclosure.

     During the years ended December 31, 2003 and December 31, 2002, and through April 7, 2004, Forrester did not consult BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Forrester's consolidated financial statements, or any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

REPLACEMENT OF INDEPENDENT PUBLIC ACCOUNTANTS IN 2002

     On April 1, 2002, the Audit Committee of Forrester recommended, and the Board of Directors of Forrester decided, to no longer engage Arthur Andersen LLP ("Andersen") as Forrester's independent public accountants and engaged Deloitte & Touche LLP to serve as Forrester's independent public accountants for the fiscal year 2002.

     Andersen's reports on Forrester's consolidated financial statements for the year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the year ended December 31, 2001 and through April 1, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Forrester's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Forrester provided Andersen with a copy of the foregoing disclosures. A letter from Andersen dated April 5, 2002 and addressed to the Securities and Exchange Commission (the "SEC") is included as Exhibit 16.1 to Forrester's Current Report on Form 8-K filed with the SEC on April 5, 2002 and states that Andersen agrees with such disclosure.

     During the year ended December 31, 2001 and through April 1, 2002, Forrester did not consult Deloitte & Touche LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Forrester's consolidated financial statements, or any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

INDEPENDENT AUDITORS' FEES AND OTHER MATTERS

     The following table presents the aggregate fees billed for services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, for the fiscal years ended December 31, 2003 and December 31, 2002. Because the rules of the Securities and Exchange Commission on how these fees are presented have changed, we have reclassified the amounts shown in our proxy statement for 2002 to conform to the 2003 presentation and to include fees related to international statutory audits and international tax services:

                                                              FISCAL 2003   FISCAL 2002
                                                              -----------   -----------
Audit Fees..................................................   $205,000      $184,000
Audit-Related Fees..........................................      5,000            --
Tax Fees....................................................         --       117,000
All Other Fees..............................................         --            --
Total Fees..................................................   $210,000      $301,000

  AUDIT FEES

     These are fees related to professional services rendered in connection with the audit of our annual financial statements, the reviews of the financial statements included in each of our Quarterly Reports on Form 10-Q, international statutory audits, and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards.

  AUDIT RELATED FEES

     These fees are for consultations regarding accounting matters not related to financial reporting.

  TAX FEES

     These are fees billed for professional services related to tax compliance and tax consulting services.

  AUDIT COMMITTEE'S PRE-APPROVAL POLICY AND PROCEDURES

     During 2003, the Audit Committee of our Board of Directors adopted a policy for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or by the Chairman pursuant to delegated authority. At each regularly scheduled meeting of the Audit Committee, management or a representative of the independent auditors must report to the Audit Committee summarizing the services provided by the independent auditors, including the fees charged for the services, listing newly pre-approved services since the last regularly scheduled meeting, and an updated projection for the current year of the estimated annual fees to be paid to the independent auditors for all pre-approved audit and permissible non-audit services.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals to be considered at the Annual Meeting of Stockholders in 2005 must be received by December 15, 2004, to be considered for inclusion in our proxy materials for that meeting.

     Stockholders who wish to make a proposal at the 2005 annual meeting, other than proposals included in the proxy materials, must notify us between February 9, 2005 and March 11, 2005. If the stockholder does not notify us by March 11, 2005, the proxies will have discretionary authority to vote on a stockholder's proposal brought before the meeting.

                                 OTHER BUSINESS

     The Board of Directors has no knowledge of any other matter that may come before the annual meeting and does not, itself, currently intend to present any other such matter. However, if any such other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment.

                                   FORM 10-K

     A copy of our annual report on Form 10-K filed with the Securities and Exchange Commission has been mailed with this proxy statement and is available to stockholders without charge by writing to Forrester Research, Inc., Investor Relations, 400 Technology Square, Cambridge, Massachusetts 02139.

                                                                       EXHIBIT A

           AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF THE
                 BOARD OF DIRECTORS OF FORRESTER RESEARCH, INC.

                                 MARCH 8, 2004

     1. Purpose. The purpose of the Audit Committee (the "Committee") shall be to (a) appoint, oversee and replace, if necessary, the independent auditor; (b) assist the Board of Directors' oversight of (i) the preparation of the Company's financial statements, (ii) the Company's compliance with legal and regulatory requirements, (iii) the independent auditor's qualifications and independence, and (iv) the performance of the Company's independent auditor and internal audit function; and (c) prepare the report the SEC rules require be included in the Company's annual proxy statement.

     2. Composition of the Audit Committee. The Committee shall consist of not less than three board members appointed by the Board of Directors of the Company, one of whom shall be appointed as Chairman. Committee members may be removed by the Board of Directors in its discretion. Members of the Committee shall each satisfy the independence requirements of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the The Nasdaq Stock Market, Inc. ("Nasdaq"), and the Board of Directors shall annually review the Committee's compliance with such requirements. Members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. No member of the Committee may sit on more than three separate audit committees.

     3. Meetings of the Audit Committee. The Committee shall hold regularly scheduled meetings and such special meetings as circumstances dictate. It shall meet separately, at least quarterly, with management, with personnel responsible for the internal audit function, and with the independent auditor to discuss results of examinations, or discuss any matters that the Committee or any of these persons or firms believes should be discussed privately. The Committee shall report regularly to the Board of Directors.

     4. Responsibilities of the Audit Committee. The function of the Committee is oversight. Although the Committee has the responsibilities set forth in this charter, it is not the responsibility of the Committee to plan or conduct audits, to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Company. The Committee has direct and sole responsibility for the appointment, compensation, oversight and replacement, if necessary, of the independent auditor, including the resolution of disagreements between management and the auditor regarding financial reporting. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company that it receives information from and (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors).

     5. Duties and Proceedings of the Audit Committee. The Committee shall assist the Board of Directors in fulfilling its oversight responsibilities by accomplishing the following:

     5.1 Oversight of Independent Auditor.

     (a) Annually evaluate, determine the selection of, and if necessary, determine the replacement of or rotation of, the independent auditor.

     (b) Establish and periodically review a policy for pre-approval of all auditing services (including comfort letters and statutory audits) and all permitted non-audit services by the independent auditor, and approve or pre-approve any such services in accordance with the policy.

     (c) Review, evaluate and discuss formal reports, at least annually, from the independent auditor regarding the auditor's independence, including a delineation of all relationships between the auditor and the Company; and take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent auditor.

     (d) Establish hiring policies for employees or former employees of the independent auditors.

     (e) At least annually, receive a report, orally or in writing, from the independent auditor detailing the firm's internal quality control procedures and any material issues raised by the independent auditor's internal quality control review, peer review or any governmental or other professional inquiry performed within the past five years and any remedial actions implemented by the firm.

     5.2Oversight of Audit Process and Company's Legal Compliance Program.

     (a) Review with personnel responsible for internal audit and with the independent auditor the overall scope and plans for audits, including authority and organizational reporting lines and adequacy of staffing and fees, and review any difficulties with audits and management's response.

     (b) Review and discuss with management, personnel responsible for internal audit function, and independent auditor the Company's system of internal control, its financial and critical accounting practices, and policies relating to risk assessment and management.

     (c) Receive and review reports of the independent auditor discussing (1) all critical accounting policies and practices to be used in the Company's financial statements, (2) all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (3) other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

     (d) Discuss with management and the independent auditor any changes in the Company's critical accounting principles and the effects of alternative GAAP methods, off-balance sheet structures and regulatory and accounting initiatives.

     (e) Review and discuss with management and the independent auditor the annual and quarterly financial statements and MD&A included in the Company's periodic reports prior to their filing with the SEC. Discuss results of the annual audit and quarterly review and any other matters required to be communicated to the Committee by the independent auditor under generally accepted auditing standards. Discuss with management and the independent auditor their judgment about the quality of accounting principles, the reasonableness of significant judgments, including a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters, and the clarity of disclosures in the Company's financial statements and MD&A.

     (f) Review earnings press releases and earnings guidance provided to analysts and rating agencies.

     (g) Review material pending legal proceedings involving the Company and other contingent liabilities.

     (h) Receive and review any reports from the CEO and CFO on any significant deficiencies or material weaknesses in the design or operation of internal controls, or any fraud that involves management or other employees who have a significant role in the company's internal controls.

     (i) Discuss with the independent auditor the matters required to be communicated to audit committees in accordance with Statement on Auditing Standards No. 61.

     (j) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or accounting matters.

     5.3 Other Responsibilities.

     (a) Review the adequacy of this charter annually and submit the charter to the Board of Directors for approval.

     (b) Prepare a report for inclusion in the Company's annual proxy statement as required by the rules of the SEC.

     (c) Report to the Board on a regular basis.

     (d) Annually perform, or participate in, an evaluation of the performance of the Committee, the results of which shall be presented to the Board.

     (e) Perform any other activities consistent with the Charter, By-laws and governing law as the Board of Directors or the Audit Committee shall deem appropriate, including holding meetings with the Company's investment bankers and financial analysts.

     6. Authority and Resources of the Audit Committee. The Committee has the authority to retain legal, accounting or other experts that it determines to be necessary to carry out its duties. It also has authority to determine compensation for such advisors as well as for the independent auditor. The Committee may determine appropriate funding needs for its own ordinary administrative expenses that are necessary and appropriate to carrying out its duties.

                                  DETACH HERE                             ZFRRC2

                                     PROXY

                            FORRESTER RESEARCH, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                THE COMPANY FOR AN ANNUAL MEETING, MAY 11, 2004

     The undersigned appoints George F. Colony and Gail S. Mann, Esq., and each of them, as proxies, each with the power of substitution, and authorizes them to represent and vote all shares of common stock of Forrester Research, Inc. held by the undersigned at the Annual Meeting of Stockholders to be held at the offices of Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110 at 10:00 a.m. on Tuesday, May 11, 2004, or any adjournments thereof, for the following purposes set forth on the reverse side.

     This proxy when properly executed will be voted in the manner directed by the undersigned stockholder(s). If no contrary direction is made, the proxy will be voted FOR the election of the directors.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
   SIDE            CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                          -----------

FORRESTER RESEARCH, INC.
c/o EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


   [FRRCM - FORRESTER RESEARCH, INC.][FILE NAME: ZFRRC1.ELX] [VERSION - (1)]
                          [04/06/04] [orig. 04/06/04]                     ZFRRC1

            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

[X] PLEASE MARK                                                    |        #FRR
    VOTES AS IN                                                    |
    THIS EXAMPLE.                                                  |_____

1. To elect two directors to serve       2. To transact such other business
   until the 2007 Annual Meeting of         as may properly come before the
   Stockholders;                            meeting and any adjournments
                                            thereof.

Nominees: (01) Henk W. Broeders
          and (02) George R. Hornig

         FOR  [  ]          WITHHELD [  ]
        BOTH                FROM BOTH
      NOMINEES              NOMINEES

[  ] ________________________________________
      For all nominees except as noted above


               MARK HERE IF YOU PLAN TO ATTEND THE MEETING                   [ ]

               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                 [ ]

               Please sign exactly as your name appears hereon. Where shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature: __________________________ Date: ________

Signature: __________________________ Date: ________